                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                August 28, 2001


                              Hecla Mining Company
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
______________________________________________________________________________
                 (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
______________________________________________________________________________
(Commission File Number)      (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
______________________________________________________________________________
(Address of principal executive offices)               (Zip Code)


                                 (208) 769-4100
______________________________________________________________________________
                         (Registrant's Telephone Number)

Item 5.   Other Events.

     On August 28, 2001, Hecla Mining Company (Hecla) closed a private placement transaction of its Common Stock pursuant to which the Company issued 5,749,883 common shares to Copper Mountain Trust for the benefit of the Hecla Mining Company Retirement Plan and the Lucky Friday Pension Plan for a total consideration of $5,462,388.85.

      The News Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          Exhibit 99 - Hecla Mining Company News Release dated August 28, 2001.


                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         HECLA MINING COMPANY



                         By: /s/ Michael B. White
                            __________________________________
                            Name:  Michael B. White
                            Title: Vice President - General Counsel


Dated: August 28, 2001

                                  EXHIBIT INDEX



Exhibit No.                   Title
___________                   _____



Exhibit 99 - Hecla Mining Company News Release dated August 28, 2001









































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